Exhibit 10.4
AMENDED AND RESTATED
FOREIGN ACCOUNTS
REVOLVING NOTE

$1,500,000	St. Louis, Missouri
January 31, 2008
     FOR VALUE RECEIVED, the undersigned, SYNERGETICS, INC., a Missouri corporation (“Synergetics”), SYNERGETICS USA, INC., a Delaware corporation (“Synergetics USA”), SYNERGETICS GERMANY, GMBH; and SYNERGETICS ITALIA, SRL (individually, a “Borrower” and together, the “Borrowers”), hereby jointly and severally promise to pay on the Termination Date to the order of Regions Bank (the “Lender”) at its main office in St. Louis, Missouri, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Five Hundred Thousand and 00/100 ($1,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrowers under the Credit Agreement (defined below), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated June 20, 2007, as amended by First Amendment thereto (“First Amendment”) of even date herewith (as so amended, the “Credit Agreement”) by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement. Capitalized terms utilized in this Note but not defined herein have the same meanings as set forth in the Credit Agreement.
     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Amended Revolving Note referred to in the First Amendment.
     This Note, among other things, is secured pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.
     The Borrowers hereby agree to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.
     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.
     This Note shall be governed by the internal substantive laws of the State of Missouri, without regard for its conflicts-of-law principles.
     This Note is a replacement for, but not a novation or refinancing of, the Foreign Accounts Revolving Note dated June 20, 2007 by Borrowers payable to the order of Lender. This Note does not evidence or effect a release, or relinquishment of the priority, of the security interests in any Collateral (as defined in the Credit Agreement).
     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWERS) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REFERRED TO THEREIN, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENTS OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
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BORROWERS: SYNERGETICS, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS USA, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS GERMANY GMBH.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

and SYNERGETICS ITALIA, SRL
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director